Exhibit 99.2

AMMO, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED

FINACIAL INFORMATION

INTRODUCTION

On April 30, 2021 (the “Effective Date”), Ammo, Inc. (“AMMO” or the “Company”), entered into an agreement and plan of merger (the “Merger Agreement”), by and among the Company, SpeedLight Group I, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (“Sub”), Gemini Direct Investments, LLC, a Nevada limited liability company (“Gemini”), and Steven F. Urvan, an individual (the “Seller”), whereby Sub merged with and into Gemini, with Sub surviving the merger as a wholly owned subsidiary of the Company (the “Merger”). Capitalized terms not defined in this unaudited pro forma condensed combined financial information have the meaning assigned to them in the Merger Agreement, which is attached to this Form 8-K/A as an exhibit. At the time of the Merger, Gemini had nine (9) subsidiaries, all of which are related to Gemini’s ownership of the gunbroker.com business. Gunbroker.com is a large on-line auction marketplace dedicated to firearms, hunting, shooting, and related products. The Merger was completed on the Effective Date.

In consideration of the Merger, on the terms and subject to the conditions set forth in the Merger Agreement, on the Effective Date, (i) the Company assumed an aggregate amount of indebtedness of Gemini and its subsidiaries equal to $50,000,000 (the “Assumed Indebtedness”); and, (ii) the issued and outstanding membership interests in Gemini (the “Membership Interests”), held by the Seller, automatically converted into the right to receive (A) $50,000,000 (the “Cash Consideration”), and (B) 20,000,000 shares of common stock of the Company, $0.001 par value per share (the “Stock Consideration”).

In connection with the Merger Agreement, the Company and the Seller agreed that the Stock Consideration consisted of: (a) 14,500,000 shares issued without being held in escrow or requiring prior stockholder approval; (b) 4,000,000 shares issued subject to the Pledge and Escrow Agreement (as defined and described below); and (c) 1,500,000 shares that will not be issued prior to the Company obtaining stockholder approval for the issuance (the “Additional Securities”).

Pledge and Escrow Agreement

On the Effective Date, in connection with the Merger Agreement, the Company and the Seller entered into a Pledge and Escrow Agreement (the “Pledge and Escrow Agreement”). In order to secure the fulfilment of the obligations of the Seller set forth in the Merger Agreement relating to certain indemnification obligations provided by him to the Company, the Seller has agreed to irrevocably pledge and grant to the Company a continuing lien and security interest in and to 4,000,000 shares of the Stock Consideration (the “Pledged Securities”). The Seller will retain his voting rights with regard to the Pledged Securities.

The following unaudited pro forma condensed combined financial information is based on the historical financial statements of the Company and the historical financial statements of Gemini.

The Company’s fiscal year ends on March 31st and Gemini’s fiscal year ends on December 31st. Accordingly, as the fiscal year ends differ by 93 days or fewer, the pro forma condensed combined financial information provided herein are presented using different fiscal periods as discussed below.

The unaudited pro forma condensed combined balance sheet as of December 31, 2020, reflects the acquisition as if it occurred on December 31, 2020 and are based on the historical consolidated financial statements of AMMO and Gemini, as adjusted to give effect to the Merger. AMMO’s statement of operations for the nine months ended December 31, 2020 have been combined with the operations of Gemini for the nine months ended December 31, 2020. This pro forma combined statement of operations give effect to the acquisition as if it had occurred April 1, 2020. AMMO’s statement of operations for the year ended March 31, 2020 have been combined with the operations of Gemini for the year ended December 31, 2019. This pro forma combined statement of operations give effect to the acquisition as if it had occurred April 1, 2019. The unaudited pro forma condensed combined financial information should be read in conjunction with the audited financial statements and related disclosures contained in the Company’s Annual Report filed with the SEC on Form 10-K for the year ended March 31, 2020, and the Company’s Quarterly Report on Form 10-Q for the three and nine month periods ended December 31, 2020 and the audited financial statements of Gemini that are attached to this Form 8-K/A as an exhibit.

The unaudited pro forma condensed combined financial information is presented for illustrative purposes only and are not necessarily indicative of the results of operations and financial position that would have been achieved had the acquisition been completed and taken place on the dates indicated or the future consolidated results of operations or financial position of the Company.

AMMO, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

December 31, 2020

	AMMO	GEMINI
	December 31, 2020	December 31, 2020	Adjustments	Note 4	Pro Forma

ASSETS
Current Assets:
Cash	$19,007,893	$26,454,669	$(20,779,669)	(a)	$24,682,893
Accounts receivable, net	6,877,047	6,868,934	127,374	(b)	13,873,355
Due from related parties	15,657	-	-		15,657
Inventories	9,548,591	-	-		9,548,591
Prepaid expenses	1,053,671	490,605	(188,854)	(b)	1,355,422
Debt securities to be held to maturity	-	1,960,000	(1,960,000)	(c)	-
Total Current Assets	36,502,859	35,774,208	(22,801,149)		49,475,918

Equipment, net	19,403,855	5,830,332	(166,232)	(b)	25,067,955

Other Assets:
Deposits	52,183	-	982,031	(b)	1,034,214
Licensing agreements, net	54,167	-	-		54,167
Patents, net	6,142,903	-	-		6,142,903
Other Intangible Assets, net	2,578,069	38,996	115,106,353	(b)	117,723,418
Goodwill	-	-	115,145,348	(b)	115,145,348
Right of use assets - operating leases	2,371,096	-	-		2,371,096
Other assets	-	1,161,226	(1,161,226)	(c)	-
Due from related parties	-	26,348,772	(26,348,772)	(c)	-
Investment securities, at fair value	-	13,909,346	(13,909,346)	(c)	-
Note receivable - related party	-	28,500,000	(28,500,000)	(c)	-
TOTAL ASSETS	$67,105,132	$111,562,880	$138,347,007		$317,015,019

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$4,404,029	$1,090,066	$(1,047,243)	(d)	$4,446,852
Factoring liability	2,290,598	-	-		2,290,598
Accrued liabilities	3,952,438	2,153,504	(2,123,757)	(d)	3,982,185
Inventory credit facility	2,250,000	-			2,250,000
Current portion of operating lease liability	510,103	-	-		510,103
Current portion of note payable related party	611,290	-	-		611,290
Insurance premium note payable	103,792	-	-		103,792
Current portion of notes payable	-	14,865,487	(14,865,487)	(f)	-
Other liabilities	-	99,064	(36,747)	(d)	62,317
Due to related parties	-	7,574,978	(7,574,978)	(h)	-
Contingent consideration payable	-	-	10,755,000	(g)	10,755,000
Total Current Liabilities	14,122,250	25,783,099	(14,893,212)		25,012,137

Long-term Liabilities:
Contingent consideration payable	621,517	-	-		621,517
Convertible promissory notes, net	817,675	-	-		817,675
Notes payable related party	2,427,726	-	-		2,427,726
Note payable	4,000,000	36,670,680	(36,670,680)	(f)	4,000,000
Paycheck protection program notes	427,385	-	-		427,385
Operating Lease Liability, net of current portion	1,913,904	-	-		1,913,904
Total Liabilities	24,330,457	62,453,779	(51,563,892)		35,220,344

Shareholders’ Equity:
Common stock, $0.001 par value, 200,000,000 shares authorized	63,498	-	41,500	(h)	104,998
Additional paid-in capital	84,732,248	-	238,978,500	(h)	323,710,748
Stock subscription receivable	(664,975)	-	-		(664,975)
Accumulated deficit	(41,356,096)	-	-		(41,356,096)
Member’s Equity	-	49,109,101	(49,109,101)	(i)	-
Total Shareholders’ Equity	42,774,675	49,109,101	189,910,899		281,794,675
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$67,105,132	$111,562,880	$138,347,007		$317,015,019

AMMO, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Nine Months Ended December 31, 2020

	AMMO	GEMINI
	For the Nine Months Ended December 31,	Constructed Nine Months Ended December 31,
	2020	2020 (Note 5)	Adjustments	Note 4	Pro Forma

Net Sales	$38,293,086	$50,117,181	$-		$88,410,267
Cost of Goods Sold	32,590,149	5,921,680	-		38,511,829
Gross Margin	5,702,937	44,195,501	-		49,898,438

Operating Expenses
Selling and marketing	1,244,323	-	-		1,244,323
Corporate general and administrative	3,805,230	9,331,762	-		13,136,992
Employee salaries and related expenses	3,329,511	-	-		3,329,511
Depreciation and amortization expense	1,242,809	-	8,389,161	(j)	9,631,970
Loss on purchase	1,000,000	-	-		1,000,000
Total operating expenses	10,621,873	9,331,762	8,389,161		28,342,796
Income from Operations	(4,918,936)	34,863,739	(8,389,161)		21,555,642

Other Expenses
Other income/(expense)	274,400	(429,486)	429,486	(k)	274,400
Interest income/(expense)	(2,704,315)	(4,146,684)	4,146,684	(l)	(2,704,315)
Total other expenses	(2,429,915)	(4,576,170)	4,576,170		(2,429,915)

Income before Income Taxes	(7,348,851)	30,287,569	(3,812,991)		19,125,727

Provision for Income Taxes	-	-	-	(m)	-

Net Income(loss)	$(7,348,851)	$30,287,569	$(3,812,991)		$19,125,727

Income/(Loss) per share
Basic and fully diluted:
Weighted average basic shares outstanding	49,295,682	-	41,500,000	(n)	90,795,682
Weighted average diluted shares outstanding	58,205,887	-	43,000,000	(o)	101,205,887

Basic Income/(Loss) per share	$(0.15)	-	-		$0.21

Diluted Income per share	-	-	-		$0.19

AMMO, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Year Ended March 31, 2020

	AMMO	GEMINI
	For the Year Ended March 31,	For the Year Ended December 31,
	2020	2019	Adjustments	Note 4	Pro Forma

Net Sales	$14,780,365	$28,656,130	$-		$43,436,495
Cost of Goods Sold	18,455,903	3,255,574	-		21,711,477
Gross Margin	(3,675,538)	25,400,556	-		21,725,018

Operating Expenses
Selling and marketing	1,192,010	-	-		1,192,010
Corporate general and administrative	3,731,914	10,850,097	-		14,582,011
Employee salaries and related expenses	3,638,540	-	-		3,638,540
Depreciation and amortization expense	1,599,491	-	11,185,548	(j)	12,785,039
Total operating expenses	10,161,955	10,850,097	11,185,548		32,197,600
Income from Operations	(13,837,493)	14,550,459	(11,185,548)		(10,472,582)

Other Expenses
Other income/(expense)	-	(157,210)	157,210	(k)	-
Interest income/(expense)	(719,187)	(8,519,206)	8,519,206	(l)	(719,187)
	(719,187)	(8,676,416)	8,676,416		(719,187)

Income before Income Taxes	(14,556,680)	5,874,043	(2,509,132)		(11,191,769)

Provision for Income Taxes	-	-	-	(m)	-

Net Income	$(14,556,680)	$5,874,043	$(2,509,132)		$(11,191,769)

Income/(Loss) per share
Basic and fully diluted:
Weighted average basic and diluted shares outstanding	45,607,937	-	41,500,000	(n)	87,107,937
Basic and Diluted Income/(Loss) per share	$(0.32)	-	-		$(0.13)

AMMO, INC.

NOTES TO UNAUDITED PRO FORMA

CONDENSED COMBINED FINACIAL INFORMATION

NOTE 1 - BASIS OF PRESENTATION

The unaudited pro forma condensed combined financial statements reflected the combined historical financial information of AMMO, Inc. (“AMMO”) and Gemini Direct Investments, LLC (“Gemini”). The pro forma adjustments are based on estimates and have been prepared to show the effects of the acquisition of Gemini.

In accordance with the acquisition method of accounting for business combinations, the assets acquired, and the liabilities assumed will be recorded as of the completion of the merger at their respective fair values. The consideration in excess of the fair values of assets acquired, and liabilities assumed will be recorded as goodwill.

NOTE 2 - DESCRIPTION OF THE TRANSACTION

On April 30, 2021 (the “Effective Date”), AMMO, entered into an agreement and plan of merger (the “Merger Agreement”), by and among the Company, SpeedLight Group I, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (“Sub”), Gemini, and Steven F. Urvan, an individual (the “Seller”), whereby Sub merged with and into Gemini, with Sub surviving the merger as a wholly owned subsidiary of the Company (the “Merger”).

NOTE 3 - PURCHASE PRICE ALLOCATION

The total estimated consideration consisted of cash payment of $50,000,000 less $1,300,000 of acquired cash, a working capital adjustment of $2,000,000, debt assumption and repayment upon closing of $50,000,000, contingent consideration of $10,755,000 for the Additional Shares, and 18,150,000 shares of AMMO Inc. Common Stock. The shares were valued at $7.17 per share, the five-day average closing price of the Company’s Common Stock immediately preceding the signing of the binding agreement.

The preliminary fair value of the consideration transferred was valued as of the date of the acquisition as follows:

Cash	$48,700,000
Working Capital Adjustment	2,000,000
Contingent Consideration	10,755,000
Common Stock	132,645,000
Assumed debt	50,000,000

$244,100,000

The preliminary allocation for the consideration recorded for the acquisition is as follows:

Accounts Receivable	$6,996,308
Prepaids	301,751
Equipment	5,664,100
Deposits	982,031
Accounts Payable	(42,823)
Accrued Expenses	(29,747)
Other Liabilities	(62,317)
Other Intangible Assets(1)	115,145,349
Goodwill(1)	115,145,348

$244,100,000

(1) Preliminary estimate of Other Intangible Assets and Goodwill. Other intangible assets to consist of Tradenames, Customer Relationships, and Intellectual Property.

The purchase price allocation is preliminary. The preliminary estimated fair value recorded for the acquired assets and liabilities assumed with excess consideration recorded as goodwill represent management’s estimate of fair value and are subject to change when additional information, such as post-close working capital adjustments and valuations become available. The purchase price allocation will continue to be preliminary until the Company is able to finalize the allocation. The Company expects to finalize the purchase price allocation within the measurement period, but not more than one year following the closing data of the Merger. The final amounts from the valuation may significantly and materially differ from the preliminary allocation herein.

AMMO, INC.

NOTES TO UNAUDITED PRO FORMA

CONDENSED COMBINED FINACIAL INFORMATION

NOTE 4 - ADJUSTMENTS TO FINANCIAL INFORMATION

Explanation of Pro Forma Adjustments

(a)

To record cash consideration paid of $50,000,000, debt repayment of $50,000,000 for debt assumed and paid at closing, $2,000,000 of cash consideration for working capital, and eliminate Gemini cash in excess of $1,300,000. Additionally, to record $106,375,000 for the Company’s underwritten offering completed March 16, 2021.

(b)	To record various assets at fair value.
(c)	To eliminate assets distributed from Gemini prior to close.
(d)	To record various liabilities at fair value.
(e)	To eliminate liabilities resolved by Gemini prior to close.
(f)	To record the repayment of $50,000,000 of assumed debt and the elimination of debt in excess of $50,000,000.
(g)

To record contingent consideration payable for Additional Securities valued at $7.17 per share, the five-day average closing price of the Company’s Common Stock immediately preceding the signing of the binding agreement.

(h)	To record 18,500,000 shares of Common Stock, value at $7.17 per shares the five-day average closing price of the Company’s Common Stock immediately preceding the signing of the binding agreement.
(i)	To eliminate Gemini’s Member Equity.
(j)	To record the preliminary estimated effect of amortization of Other Intangible Assets, with a preliminary estimated weighted average useful life of 11.8 years.
(k)	To eliminate interest income from assets distributed by Gemini prior to closing.
(l)	To eliminate interest expense from liabilities resolved prior to closing.
(m)	Income taxes calculated at the U.S. Federal statutory rate of 21% would be offset by the Company’s net operating loss carryforwards.
(n)	To record the issuance of 18,500,000 shares at closing and to record the issuance of 23,000,000 shares for the Company’s underwritten offering completed March 16, 2021.
(o)	To record the effect of the issuance of Additional Shares.

AMMO, INC.

NOTES TO UNAUDITED PRO FORMA

CONDENSED COMBINED FINACIAL INFORMATION

NOTE 5 - ADJUSTMENTS TO THE HISTORICAL FINANCIAL INFORMATION OF GEMINI

The Consolidated Statement of Income of Gemini for the year ended December 31, 2020 has been adjusted to exclude Gemini’s activity for the three month period ended March 31, 2020. Gemini’s fiscal year end is December 31, and historical financial information was used to present pro forma financial information based on the Company’s fiscal year end of March 31.

ADJUSTED UNAUDITED CONSENDED CONSOLIDATED STATEMENTS OF INCOME OF GEMINI

	For the Year Ended December 31,	For the Three Months Ended March 31,	Constructed Nine Months Ended December 31,
	2020	2020	2020

Net Sales	$58,881,861	$8,764,680	$50,117,181
Cost of Goods Sold	7,018,475	1,096,795	5,921,680
Gross Margin	51,863,386	7,667,885	44,195,501

Operating Expenses
Corporate general and administrative	11,485,857	2,154,095	9,331,762
	11,485,857	2,154,095	9,331,762
Income from Operations	40,377,529	5,513,790	34,863,739

Other Expenses
Other income/(expense)	(488,860)	(59,374)	(429,486)
Interest income/(expense)	(5,717,476)	(1,570,792)	(4,146,684)
Total other expenses	(6,206,336)	(1,630,166)	(4,576,170)

Income before Income Taxes	34,171,193	3,883,624	30,287,569

Provision for Income Taxes	-	-	-

Net Income	$34,171,193	$3,883,624	$30,287,569